UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): February 14, 2013

                         Lightman Grant, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	59-3270650
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

Block 5, Room 2503, Wanda Square,

No.93 Jianguo Road, Chaoyang District,

Beijing, China 100022.

(Address of principal executive offices and zip code)

Phone: +86 13909840703

 (Registrant’s telephone number, including area code)

Copy of Communications To:

Bernard & Yam, LLP

Attn: Man Yam, Esq.

401 Broadway, Suite 1708

New York, NY 10013

Phone: 212-219-7783

Facsimile: 212-219-3604

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 14, 2013, the board of directors of Lightman Grant, Inc (“Company”) adopted a resolution to change the Company’s name to QMIS Finance Securities Corporation.

On February 15, 2013, the Company filed a Certificate of Amendment of Certificate of Incorporation with the State of Delaware to change the name. The stockholders who hold majority voting rights of the Company have consented to the name change and the related Certificate of Amendment of Certificate of Incorporation.

After the filing of the Certificate of Amendment of Certificate of Incorporation, we will apply for FINRA’s approval on the proposed name change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Lightman Grant, Inc.

By:

/s/ Chin Yung Kong

Chin Yung Kong

President, CEO, CFO

Date:  February 22, 2013